EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kronos Incorporated (the “Company”) for the period ended April 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Paul A. Lacy, President and Principal Executive Officer of the Company, and Mark V. Julien, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

____/s/ Paul A. Lacy____________________
Dated:	May 11, 2006	Paul A. Lacy
President and Principal Executive Officer

____/s/ Mark V. Julien_________________
Dated:	May 11, 2006	Mark V. Julien
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Kronos Incorporated and will be retained by Kronos Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.